PRUDENTIAL GROUP VARIABLE UNIVERSAL LIFE INSURANCE

Supplement dated June 22, 2004
To Prospectus dated May 1, 2004
And Supplement dated May 1, 2004

Special Features Of The Group Contract For Viacom Inc.

On page 8, under Coverage Information, the Face Amount is changed as follows:

Executive Group Variable Universal Life Coverage: A Participant who is classified by the employer as an executive may choose a Face Amount from one times Annual Benefits Base Salary to eight times Annual Benefits Base Salary, up to a maximum of $3,000,000. The calculated Face Amount will always be rounded up to the nearest $1,000 if not already a multiple of that amount.

Non-Executive Employee Group Variable Universal Life Coverage: All other Participants who are eligible employees may choose a Face Amount from one times Annual Benefits Base Salary to eight times Annual Benefits Base Salary, up to a maximum of $5,000,000. The calculated Face Amount will always be rounded up to the nearest $1,000 if not already a multiple of that amount.